UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22528

First Trust Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

First Trust
Energy Infrastructure Fund (FIF)
Annual Report
For the Year Ended
November 30, 2021

First Trust Energy Infrastructure Fund (FIF)
Annual Report
November 30, 2021

Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Infrastructure Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.0625 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Investment Objective, Policies, Risks and Effects of Leverage section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Energy Infrastructure Fund (FIF)
Annual Letter from the Chairman and CEO
November 30, 2021
Dear Shareholders,
First Trust is pleased to provide you with the annual report for the First Trust Energy Infrastructure Fund (the “Fund”), which contains detailed information about the Fund for the twelve months ended November 30, 2021.
Inflation is not going away anytime soon. Federal Reserve (the “Fed”) Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month, up from the original target of $15 billion per month set in November 2021. At that pace, it should be done buying bonds in the open market by the end of March 2022. The Fed also foresees hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price Index (“CPI”) rate stood at 6.8% in November 2021, according to the U.S. Bureau of Labor Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.
The U.S. has not experienced this type of inflationary pressure, as measured by the CPI, since the early 1980s. Industry pundits, including First Trust Portfolios L.P., have been talking about how artificially low bond yields have been for at least the past decade. Until 2021, bond investors could rationalize accepting less return on their bonds because inflation was also artificially low, but that is no longer the case. As of mid-December 2021, the yield on the benchmark 10-Year Treasury Note (“T-Note”) was fluctuating between 1.40% to 1.50%. That puts the current real rate of return (bond yield minus inflation rate) on the 10-Year T-Note at around -5.3%, according to data from Bloomberg. Suffice it to say, that is not an attractive investment. From November 30, 1971 through November 30, 2021, a period which captures the last 50 years, the average real rate of return on the 10-Year T-Note was 2.2%. Something has got to give, and if inflation remains elevated, then bond yields are likely going higher, in my opinion.
For the record, we have seen bond yields attempt to normalize on a couple of occasions over the past decade. In both 2013 and 2018, the yield on the 10-Year T-Note peaked at 3.03% and 3.24%, respectively, but was not able to hold the 3.00% mark for long. Over the past decade, the Fed has expanded its balance sheet of assets from $2.90 trillion to $8.76 trillion. The Fed’s quantitative easing (bond buying) has everything to do with why bond yields have been so depressed for so long, and it is time to let investors and the markets determine where yields and prices should trade. Let the fundamentals drive the process. The low interest rate climate has been a boon for equity investors. Corporate earnings have been strong even in the face of the coronavirus pandemic. If bond yields trend higher in the months ahead, investors should anticipate higher levels of volatility in both the stock and bond markets. Considering the guidance that we have been given by the Fed, I believe that investors should use this time to assess their holdings and adjust accordingly, if necessary, to the new higher-rate climate that is likely heading our way.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Energy Infrastructure Fund (FIF)
“AT A GLANCE”
As of November 30, 2021 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FIF
Common Share Price	$13.23
Common Share Net Asset Value (“NAV”)	$14.63
Premium (Discount) to NAV	(9.57)%
Net Assets Applicable to Common Shares	$243,864,880
Current Monthly Distribution per Common Share(1)	$0.0625
Current Annualized Distribution per Common Share	$0.7500
Current Distribution Rate on Common Share Price(2)	5.67%
Current Distribution Rate on NAV(2)	5.13%
Common Share Price & NAV (weekly closing price)

Performance
		Average Annual Total Returns
	1 Year Ended 11/30/21	5 Years Ended 11/30/21	10 Years Ended 11/30/21	Inception (9/27/11) to 11/30/21
Fund Performance(3)
NAV	24.46%	2.08%	5.51%	6.58%
Market Value	33.41%	0.38%	5.15%	4.97%
Index Performance
PHLX Utility Sector Index(4)	9.01%	11.62%	10.31%	10.51%
Alerian MLP Total Return Index	38.75%	-2.54%	-0.05%	0.67%
Blended Index(4)	24.05%	6.20%	6.24%	6.70%
(1)	Most recent distribution paid or declared through November 30, 2021. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2021. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Index consists of the following: PHLX Utility Sector Index (50%) and Alerian MLP Total Return Index (50%). The Blended Index reflects the diverse allocation of companies engaged in the energy infrastructure sector in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

First Trust Energy Infrastructure Fund (FIF)
“AT A GLANCE” (Continued)
As of November 30, 2021 (Unaudited)
Industry Classification	% of Total Investments
Electric Power & Transmission	46.1%
Natural Gas Transmission	21.3
Petroleum Product Transmission	18.8
Crude Oil Transmission	6.5
Propane	1.9
Marine	1.1
Natural Gas Gathering & Processing	0.6
Other	3.7
Total	100.0%

Top Ten Holdings	% of Total Investments
Magellan Midstream Partners, L.P.	6.3%
Enterprise Products Partners, L.P.	6.3
NextEra Energy Partners, L.P.	6.3
TC Energy Corp.	5.3
Plains GP Holdings, L.P., Class A	4.2
NextEra Energy, Inc.	3.6
Sempra Energy	3.5
Public Service Enterprise Group, Inc.	3.4
Cheniere Energy, Inc.	3.3
Williams (The) Cos., Inc.	3.3
Total	45.5%

Fund Allocation	% of Net Assets
Common Stocks	84.5%
Master Limited Partnerships	39.5
Call Options Written	(0.2)
Outstanding Loans	(25.8)
Net Other Assets and Liabilities(5)	2.0
Total	100.0%

(5)	Includes swap contracts.

Portfolio Commentary
First Trust Energy Infrastructure Fund (FIF)
Annual Report
November 30, 2021 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Energy Infrastructure Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Energy Income Partners, LLC
Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.5 billion of assets as of November 30, 2021. EIP advises two privately offered partnerships and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.
Portfolio Management Team
James J. Murchie – Co-Portfolio Manager, Founder and CEO of Energy Income Partners, LLC
Eva Pao – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
John Tysseland – Co-Portfolio Manager, Principal of Energy Income Partners, LLC
The portfolio managers are primarily and jointly responsible for the investment management of the Fund’s portfolio.
Commentary
First Trust Energy Infrastructure Fund
The investment objective of the Fund is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its investment objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships (“MLPs”) and limited liability companies taxed as partnerships, MLP affiliates, YieldCos, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). For purposes of the Fund’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests, taking into account the varying tax characteristics of such securities. Under normal market conditions, the Fund invests at least 80% of its managed assets (total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings) in securities of Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
Market Recap
As measured by the Alerian MLP Total Return Index (“AMZX”) and the PHLX Utility Sector Index (“UTY”), the total return for the 12-month period ended November 30, 2021 was 38.75% and 9.01%, respectively. While in the short term, market share price appreciation can be volatile, we believe that over the long term, share price appreciation will approximate growth in per share earnings and quarterly cash distributions paid by the companies in the portfolio.

Portfolio Commentary (Continued)
First Trust Energy Infrastructure Fund (FIF)
Annual Report
November 30, 2021 (Unaudited)
Performance Analysis
		Average Annual Total Returns
	1 Year Ended 11/30/21	5 Years Ended 11/30/21	10 Years Ended 11/30/21	Inception (9/27/11) to 11/30/21
Fund Performance[1]
NAV	24.46%	2.08%	5.51%	6.58%
Market Value	33.41%	0.38%	5.15%	4.97%
Index Performance
PHLX Utility Sector Index	9.01%	11.62%	10.31%	10.51%
Alerian MLP Total Return Index	38.75%	-2.54%	-0.05%	0.67%
Blended Index[2]	24.05%	6.20%	6.24%	6.70%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
On a net asset value (“NAV”) basis, for the 12-month period ended November 30, 2021, the Fund provided a total return1 of 24.46%, including the reinvestment of distributions. This compares, according to collected data, to a 24.05% return for a blended index consisting of the UTY (50%) and the AMZX (50%) (the “Blended Index”). Unlike the Fund, the Blended Index does not incur fees and expenses. On a market value basis, the Fund had a total return, including the reinvestment of distributions, of 33.41% for the same period. Derivatives had a positive impact on the performance of the Fund over the reporting period. At the end of the period, the Fund was priced at $13.23 per Common Share, while the NAV was $14.63 per Common Share, a discount of 9.57%. As of November 30, 2020, the Fund was priced at $10.52 per Common Share, while the NAV was $12.47 per Common Share, a discount of 15.64%.
The Fund’s managed distribution policy (the “Plan”) permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. The plan has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per Common Share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect a sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
2 The Blended Index consists of the following: PHLX Utility Sector Index (50%) and Alerian MLP Total Return Index (50%). The Blended Index reflects the diverse allocation of companies engaged in the energy infrastructure sector in the Fund’s portfolio. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the performance shown. Indexes are unmanaged and an investor cannot invest directly in an index. The Blended Index returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Portfolio Commentary (Continued)
First Trust Energy Infrastructure Fund (FIF)
Annual Report
November 30, 2021 (Unaudited)
the amount of $0.0625 per Common Share that reflects the distributable cash flow of the Fund. The Fund maintained its regular monthly Common Share distribution of $0.0625 per share for the 12-month period ended November 30, 2021. Based on the $0.0625 per share monthly Common Share distribution, the annualized distribution rate as of November 30, 2021 was 5.13% at NAV and 5.67% at market price. For the 12-month period ended November 30, 2021, 24.01% of the distributions were characterized as ordinary income and 75.99% of the distributions were characterized as return of capital. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
For the 12-month period ended November 30, 2021, the Fund’s NAV returned 24.46% and outperformed the Blended Index by 41 basis points (“bps”). Outperformance of the Fund over this period reflects our diversified approach to investing in non-cyclical energy infrastructure. Specifically, positions in a U.S. Liquefied Natural Gas developer along with a specialty contracting company serving regulated utilities (neither of which are included in the Blended Index) helped relative performance. EIP has sought to consistently run a more conservative portfolio compared to the Blended Index. This conservatism is reflected in holding a more diversified set of higher quality companies that themselves have more conservative balance sheets, lower dividend payout ratios, less exposure to commodity prices and more stable cash flows. The Fund’s portfolio predominantly contains companies that own natural or legal monopolies in both the pipeline and power sectors operating under state and federal cost-of-service regulation or long-term contracts. These companies include regulated utilities that in EIP’s opinion have stable earnings and limited exposure to commodity prices.
The Fund uses leverage because its portfolio managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore, the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common share total return loss would be magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Blended Index is not leveraged. Leverage had a positive impact on the performance of the Fund over the period.
Market and Fund Outlook
The Fund underperformed the S&P 500® Index (the “Index”) for the 12-month period ending November 30, 2021 at a time when both interest rates and inflation expectations were up significantly. Despite the Fund underperforming the Index, we believe the Fund is well positioned relative to the Index. The portfolio was trading at a 34% discount at the end of the period compared to the Index based on forward 12-month earnings expectations (13.6x vs 20.4x) (Source: Bloomberg as of November 30, 2021) with yields that are 3.7x the yield of the Index (4.9% vs 1.3%). Equities trading at lower yields and higher P/E multiples have longer durations than equities with higher yields and lower P/E multiples, leading us to believe that higher inflation and interest rate expectations should favor the stocks in the portfolio relative to the Index.
EIP also believes the inflation protection offered by regulated pipeline and power utilities in the portfolio will be rewarded by the market. Traditional businesses, like consumer staples, absorb increasing input costs then pass those costs onto customers by raising prices. There is often a lag effect as this occurs leading to margin compression. Regulated pipeline and power utilities are cost-plus businesses that charge a price to customers equal to the sum-total of their costs, including the cost of debt and an allowed return on equity. In our opinion, this type of business model is a natural inflation hedge since no matter what happens to the general level of prices, they ultimately get passed along to customers.
In EIP’s opinion, the outlook for electricity and natural gas not only remains strong but is increasingly aligned with public sentiment and environmental policy. Cheaper sources of cleaner electricity continue to displace coal, to which we have no portfolio earnings exposure. EIP believes electric and natural gas utilities are experiencing attractive earnings growth by investing capital to incorporate cheaper, cleaner, safer, and more reliable sources of energy.
EIP is optimistic about the technological breakthroughs in energy and invests in companies like renewable developers and network utilities where renewable resources are abundant, and also benefit from the lower cost and higher performance of renewables, batteries, and other new grid-related innovations. EIP is not a venture capitalist though; companies in the Fund’s portfolio must have a track record of profitability and a willingness to share some portion of that profitability through distributions. While the names in the portfolio change over time, the strategy and the sources of earnings stability and growth remain the same: investing in monopoly infrastructure that provides the low-cost way of shipping the lowest cost form of energy.

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments
November 30, 2021
Shares	Description	Value
COMMON STOCKS (a) – 84.5%
	Construction & Engineering – 2.5%
53,000	Quanta Services, Inc.	$6,030,340
	Electric Utilities – 25.3%
127,200	Alliant Energy Corp.	6,969,288
90,000	American Electric Power Co., Inc. (b)	7,294,500
3,100	Duke Energy Corp.	300,731
4,400	Emera, Inc. (CAD)	202,149
308,500	Enel S.p.A., ADR	2,323,005
8,400	Eversource Energy	691,068
115,000	Exelon Corp. (b)	6,063,950
16,600	Fortis, Inc. (CAD)	718,084
58,944	Iberdrola S.A., ADR	2,635,681
69,800	IDACORP, Inc.	7,302,476
124,000	NextEra Energy, Inc.	10,760,720
5,300	Orsted A/S, ADR	226,787
112,900	PPL Corp. (b)	3,142,007
111,700	Southern (The) Co.	6,824,870
96,800	Xcel Energy, Inc. (b)	6,169,064
		61,624,380
	Gas Utilities – 9.9%
306,800	AltaGas Ltd. (CAD)	5,836,033
72,100	Atmos Energy Corp.	6,512,072
57,700	New Jersey Resources Corp.	2,122,206
58,400	ONE Gas, Inc.	3,786,656
142,444	UGI Corp.	5,875,815
		24,132,782
	Independent Power & Renewable Electricity Producers – 1.0%
26,000	AES (The) Corp.	607,880
33,100	Clearway Energy, Inc., Class A	1,142,943
16,300	EDP Renovaveis S.A. (EUR) (c)	419,237
11,000	Northland Power, Inc. (CAD)	329,281
		2,499,341
	Multi-Utilities – 20.9%
90,700	Atco Ltd., Class I (CAD)	2,955,764
25,000	Black Hills Corp.	1,603,000
14,800	Canadian Utilities Ltd., Class A (CAD)	397,385
290,839	CenterPoint Energy, Inc.	7,535,639
100,100	CMS Energy Corp.	5,890,885
9,000	Dominion Energy, Inc.	640,800
76,500	DTE Energy Co.	8,288,010
163,200	Public Service Enterprise Group, Inc.	10,198,368
88,000	Sempra Energy (b)	10,548,560
32,900	WEC Energy Group, Inc.	2,859,997
		50,918,408
	Oil, Gas & Consumable Fuels – 24.0%
95,778	Cheniere Energy, Inc. (b)	10,038,492
80,900	DT Midstream, Inc.	3,710,883
152,800	Enbridge, Inc.	5,736,112
96,606	Equitrans Midstream Corp.	929,350
98,700	Keyera Corp. (CAD)	2,168,008
317,675	Kinder Morgan, Inc. (b)	4,911,255
84,053	ONEOK, Inc. (b)	5,029,732

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments (Continued)
November 30, 2021
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Oil, Gas & Consumable Fuels (Continued)
342,055	TC Energy Corp.	$16,045,800
369,569	Williams (The) Cos., Inc. (b)	9,900,754
		58,470,386
	Semiconductors & Semiconductor Equipment – 0.3%
3,500	Enphase Energy, Inc. (d)	875,000
	Water Utilities – 0.6%
8,400	American Water Works Co., Inc.	1,415,988
	Total Common Stocks	205,966,625
	(Cost $191,610,410)
Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 39.5%
	Chemicals – 1.2%
123,800	Westlake Chemical Partners, L.P.	2,865,970
	Independent Power & Renewable Electricity Producers – 7.7%
222,858	NextEra Energy Partners, L.P. (e)	18,954,073
	Oil, Gas & Consumable Fuels – 30.6%
133,889	Cheniere Energy Partners, L.P.	5,651,455
884,980	Energy Transfer, L.P.	7,451,531
887,556	Enterprise Products Partners, L.P. (b)	18,984,823
70,000	Hess Midstream, L.P., Class A (e)	1,733,200
260,676	Holly Energy Partners, L.P.	4,368,930
410,186	Magellan Midstream Partners, L.P.	19,024,426
1,263,998	Plains GP Holdings, L.P., Class A (e)	12,639,980
126,300	Shell Midstream Partners, L.P.	1,439,820
197,044	Teekay LNG Partners, L.P. (e)	3,335,955
		74,630,120
	Total Master Limited Partnerships	96,450,163
	(Cost $81,291,086)
	Total Investments – 124.0%	302,416,788
	(Cost $272,901,496) (f)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.2)%
(900)	American Electric Power Co., Inc.	$(7,294,500)	$87.50	01/21/22	(60,300)
(957)	Cheniere Energy, Inc.	(10,030,317)	115.00	12/17/21	(66,990)
(2,500)	Enterprise Products Partners, L.P.	(5,347,500)	23.00	01/21/22	(62,500)
(1,150)	Exelon Corp.	(6,063,950)	55.00	12/17/21	(34,500)
(2,090)	Kinder Morgan, Inc.	(3,231,140)	17.00	01/21/22	(43,890)
(840)	ONEOK, Inc.	(5,026,560)	65.00	12/17/21	(33,600)
(1,129)	PPL Corp.	(3,142,007)	29.00	12/17/21	(9,032)
(880)	Sempra Energy	(10,548,560)	130.00	12/17/21	(29,920)
(3,000)	Williams (The) Cos., Inc.	(8,037,000)	30.00	01/21/22	(45,000)
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments (Continued)
November 30, 2021
Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
(968)	Xcel Energy, Inc.	$(6,169,064)	$65.00	12/17/21	$(87,120)
	Total Call Options Written				(472,852)
	(Premiums received $794,109)
Outstanding Loans – (25.8)%	(62,800,000)
Net Other Assets and Liabilities – 2.0%	4,720,944
Net Assets – 100.0%	$243,864,880

Interest Rate Swap Agreements:
Counterparty	Rate Receivable	Expiration Date	Notional Amount	Rate Payable	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia (1)	0.083% (2)	09/03/24	$36,475,000	2.367% (3)	$(1,570,147)
N/A (4) (5)	0.080% (6)	10/21/22	2,290,965	0.052% (7)	824
N/A (4) (5)	0.080% (6)	10/21/25	303,796	0.060% (8)	241
			$39,069,761		$(1,569,082)
(1) Payment frequency is monthly
(2) 1 month LIBOR
(3) Fixed Rate
(4) Centrally cleared on the Chicago Mercantile Exchange
(5) No cash payments are made by either party prior to the expiration dates shown above
(6) Federal Funds Rate
(7) SOFR + 0.00183%
(8) SOFR + 0.01036%

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	All or a portion of this security’s position represents cover for outstanding options written.
(c)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At November 30, 2021, securities noted as such are valued at $419,237 or 0.2% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.
(d)	Non-income producing security.
(e)	This security is taxed as a “C” corporation for federal income tax purposes.
(f)	Aggregate cost for federal income tax purposes was $274,668,470. As of November 30, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $41,139,238 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,432,854. The net unrealized appreciation was $25,706,384. The amounts presented are inclusive of derivative contracts.

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Portfolio of Investments (Continued)
November 30, 2021

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of November 30, 2021 is as follows (see Note 3A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 11/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Independent Power & Renewable Electricity Producers	$ 2,499,341	$ 2,080,104	$ 419,237	$ —
Other industry categories*	203,467,284	203,467,284	—	—
Master Limited Partnerships*	96,450,163	96,450,163	—	—
Total Investments	302,416,788	301,997,551	419,237	—
Interest Rate Swap Agreements	1,065	—	1,065	—
Total	$ 302,417,853	$ 301,997,551	$ 420,302	$—

LIABILITIES TABLE
	Total Value at 11/30/2021	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Call Options Written	$ (472,852)	$ (472,852)	$ —	$ —
Interest Rate Swap Agreements	(1,570,147)	—	(1,570,147)	—
Total	$ (2,042,999)	$ (472,852)	$ (1,570,147)	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Assets and Liabilities
November 30, 2021
ASSETS:
Investments, at value (Cost $272,901,496)	$ 302,416,788
Cash	2,574,996
Cash segregated as collateral for open swap contracts	3,564,040
Swap contracts, at value	1,065
Receivables:
Dividends	547,881
Dividend reclaims	2,654
Prepaid expenses	4,509
Total Assets	309,111,933
LIABILITIES:
Outstanding loans	62,800,000
Swap contracts, at value	1,570,147
Options written, at value (Premiums received $794,109)	472,852
Payables:
Investment advisory fees	261,091
Audit and tax fees	60,363
Interest and fees on loans	29,915
Shareholder reporting fees	24,958
Administrative fees	14,303
Custodian fees	4,380
Legal fees	2,831
Trustees’ fees and expenses	2,507
Transfer agent fees	2,016
Financial reporting fees	771
Other liabilities	919
Total Liabilities	65,247,053
NET ASSETS	$243,864,880
NET ASSETS consist of:
Paid-in capital	$ 244,500,448
Par value	166,643
Accumulated distributable earnings (loss)	(802,211)
NET ASSETS	$243,864,880
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.63
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	16,664,338

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Operations
For the Year Ended November 30, 2021
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $355,127)	$ 6,479,532
Interest	683
Total investment income	6,480,215
EXPENSES:
Investment advisory fees	3,009,324
Interest and fees on loans	603,257
Administrative fees	147,303
Shareholder reporting fees	128,947
Audit and tax fees	57,067
Legal fees	34,771
Transfer agent fees	23,355
Listing expense	23,275
Trustees’ fees and expenses	15,214
Financial reporting fees	9,250
Custodian fees	5,365
Other	40,271
Total expenses	4,097,399
NET INVESTMENT INCOME (LOSS)	2,382,816
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	10,315,740
Written options contracts	2,640,340
Swap contracts	(851,345)
Foreign currency transactions	(28,728)
Net realized gain (loss)	12,076,007
Net change in unrealized appreciation (depreciation) on:
Investments	31,014,253
Written options contracts	1,191,919
Swap contracts	1,454,795
Foreign currency translation	(2,262)
Net change in unrealized appreciation (depreciation)	33,658,705
NET REALIZED AND UNREALIZED GAIN (LOSS)	45,734,712
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 48,117,528
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statements of Changes in Net Assets
	Year Ended 11/30/2021	Year Ended 11/30/2020
OPERATIONS:
Net investment income (loss)	$ 2,382,816	$ 552,232
Net realized gain (loss)	12,076,007	(31,088,798)
Net change in unrealized appreciation (depreciation)	33,658,705	(29,323,531)
Net increase (decrease) in net assets resulting from operations	48,117,528	(59,860,097)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,040,702)	(8,085,491)
Return of capital	(9,623,058)	(9,239,233)
Total distributions to shareholders	(12,663,760)	(17,324,724)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares *	(8,028,309)	(1,998,520)
Net increase (decrease) in net assets resulting from capital transactions	(8,028,309)	(1,998,520)
Total increase (decrease) in net assets	27,425,459	(79,183,341)
NET ASSETS:
Beginning of period	216,439,421	295,622,762
End of period	$ 243,864,880	$ 216,439,421
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	17,351,311	17,550,236
Common Shares repurchased *	(686,973)	(198,925)
Common Shares at end of period	16,664,338	17,351,311

*	On September 15, 2020, the Fund commenced a share repurchase program. The program originally expired on March 15, 2021, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2022. For the fiscal year ended November 30, 2021 and the fiscal year ended November 30, 2020, the Fund repurchased 686,973 and 198,925 Common Shares, respectively, at a weighted-average discount of 13.34% and 16.75%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 574,436 Common Shares (for an aggregate of 848,383) or (ii) March 15, 2022.

See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Statement of Cash Flows
For the Year Ended November 30, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$48,117,528
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(232,473,300)
Sales, maturities and paydown of investments	211,957,579
Proceeds from written options	4,767,903
Amount paid to close written options	(1,037,414)
Return of capital received from investment in MLPs	7,846,594
Net realized gain/loss on investments and written options	(12,956,080)
Net change in unrealized appreciation/depreciation on investments and written options	(32,206,172)
Net change in unrealized appreciation/depreciation on swap contracts	(1,454,795)
Changes in assets and liabilities:
Increase in dividend reclaims receivable	(2,654)
Increase in dividends receivable	(156,074)
Increase in prepaid expenses	(313)
Decrease in interest and fees payable on loans	(6,069)
Increase in investment advisory fees payable	45,064
Increase in audit and tax fees payable	5,340
Decrease in legal fees payable	(1,514)
Decrease in shareholder reporting fees payable	(1,380)
Increase in administrative fees payable	3,403
Decrease in custodian fees payable	(10,683)
Decrease in transfer agent fees payable	(459)
Decrease in trustees’ fees and expenses payable	(108)
Decrease in other liabilities payable	(94)
Cash used in operating activities		$(7,563,698)
Cash flows from financing activities:
Repurchase of Common Shares	(8,028,309)
Distributions to Common Shareholders from investment operations	(3,040,702)
Distributions to Common Shareholders from return of capital	(9,623,058)
Proceeds from borrowings	7,500,000
Cash used in financing activities		(13,192,069)
Decrease in cash and cash segregated as collateral for open swap contracts (a)		(20,755,767)
Cash and cash segregated as collateral for open swap contracts at beginning of period		26,894,803
Cash and cash segregated as collateral for open swap contracts at end of period		$6,139,036
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$609,326
Cash and cash segregated as collateral for open swap contracts reconciliation:
Cash	$2,574,996
Cash segregated as collateral for open swap contracts	3,564,040
Cash and cash segregated as collateral for open swap contracts at end of period		$6,139,036

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(2,262).
See Notes to Financial Statements

First Trust Energy Infrastructure Fund (FIF)
Financial Highlights
For a Common Share outstanding throughout each period
	Year Ended November 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$ 12.47	$ 16.84	$ 16.79	$ 18.73	$ 19.32
Income from investment operations:
Net investment income (loss)	0.16	0.03	0.01	0.18	0.26
Net realized and unrealized gain (loss)	2.68	(3.43)	1.36	(0.80)	0.47
Total from investment operations	2.84	(3.40)	1.37	(0.62)	0.73
Distributions paid to shareholders from:
Net investment income	(0.18)	(0.46)	(0.25)	(0.63)	(0.18)
Net realized gain	—	—	(0.05)	—	(0.28)
Return of capital	(0.57)	(0.53)	(1.02)	(0.69)	(0.86)
Total distributions paid to Common Shareholders	(0.75)	(0.99)	(1.32)	(1.32)	(1.32)
Common Share repurchases	0.07	0.02	—	—	—
Net asset value, end of period	$14.63	$12.47	$16.84	$16.79	$18.73
Market value, end of period	$13.23	$10.52	$15.45	$14.86	$17.70
Total return based on net asset value (a)	24.46%	(19.31)%	9.14%	(2.83)%	4.09%
Total return based on market value (a)	33.41%	(25.80)%	13.13%	(9.00)%	0.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 243,865	$ 216,439	$ 295,623	$ 294,617	$ 328,720
Ratio of total expenses to average net assets	1.70%	2.04%	2.65%	2.50%	2.20%
Ratio of total expenses to average net assets excluding interest expense and fees on loans	1.45%	1.52%	1.55%	1.54%	1.53%
Ratio of net investment income (loss) to average net assets	0.99%	0.24%	0.05%	1.02%	1.34%
Portfolio turnover rate	73%	80%	55%	58%	42%
Indebtedness:
Total loans outstanding (in 000’s)	$ 62,800	$ 55,300	$ 107,500	$ 104,500	$ 111,500
Asset coverage per $1,000 of indebtedness (b)	$ 4,883	$ 4,914	$ 3,750	$ 3,819	$ 3,948

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
1. Organization
First Trust Energy Infrastructure Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2011, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FIF” on the New York Stock Exchange (“NYSE”).
The Fund’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to shareholders. The Fund pursues its investment objective by investing primarily in securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, YieldCos, pipeline companies, utilities and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”). For purposes of the Fund’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests, taking into account the varying tax characteristics of such securities. Under normal market conditions, the Fund invests at least 80% of its managed assets (total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings) in securities of Energy Infrastructure Companies. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Managed Distribution Policy
The Board of Trustees of the Fund has approved a managed distribution policy for the Fund (the “Plan”) in reliance on exemptive relief received from the SEC that permits the Fund to make periodic distributions of long-term capital gains as frequently as monthly each tax year. Under the Plan, the Fund currently intends to continue to pay a recurring monthly distribution in the amount of $0.0625 per Common Share that reflects the distributable cash flow of the Fund. A portion of this monthly distribution may include realized capital gains. This may result in a reduction of the long-term capital gain distribution necessary at year end by distributing realized capital gains throughout the year. The annual distribution rate is independent of the Fund’s performance during any particular period. Accordingly, you should not draw any conclusions about the Fund’s investment performance from the amount of any distribution or from the terms of the Plan. The Board of Trustees may amend or terminate the Plan at any time without prior notice to shareholders.
3. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the value of call options written (sold), dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the third-party pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of November 30, 2021, is included with the Fund’s Portfolio of Investments.
B. Option Contracts
The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the MLPs and common stocks held in the Fund’s portfolio as determined to be appropriate by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”). The number of options the Fund can write (sell) is limited by the amount of MLPs and common stocks the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Fund’s Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.
The options that the Fund writes (sells) will either be exercised, expire or be canceled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss and is included in “Net realized gain (loss) on investments” on the Statement of Operations. If the price of the underlying equity security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as “Net realized gain (loss) on written options” on the Statement of Operations.
The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.
Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
C. Swap Agreements
The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Payment received or made by the Fund for interest rate swaps are recorded on the Statement of Operations as “Net realized gain (loss) on swap contracts.” When an interest rate swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts, if any, is the premium received or paid. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by a Counterparty, the Fund will seek withdrawal of the collateral and may incur certain costs exercising its rights with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by changes in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at November 30, 2021, is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset. When the Fund enters into a swap agreement, any premium paid is included in “Swap contracts, at value” on the Statement of Assets and Liabilities.
The Fund held interest rate swap agreements at November 30, 2021 to hedge against changes in borrowing rates under the Fund’s credit agreement. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.
The United Kingdom’s Financial Conduct Authority, which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates will cease to be provided or no longer be representative immediately after December 31, 2021 and the remaining USD LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the March 5, 2021 announcement constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
D. Restricted Cash
Restricted cash includes cash on deposit with other banks or brokers that is legally restricted as to the withdrawal and primarily serves as collateral for open swap contracts. The Fund presents restricted cash activity within “Decrease in cash and cash segregated as collateral for open swap contracts” and as part of “Cash and cash segregated as collateral for open swap contracts at beginning of period” and “Cash and cash segregated as collateral for open swap contracts at end of period” in the Statement of Cash Flows, along with a reconciliation of those balances in the Statement of Assets and Liabilities. At November 30, 2021, the Fund had $3,564,040 in restricted cash associated with interest rate swap agreements as presented on the Statement of Assets and Liabilities as “Cash segregated as collateral for open swap contracts.”
E. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. The

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund’s portfolio.
Distributions received from the Fund’s investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the fiscal year ended November 30, 2021, distributions of $7,846,594 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
F. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
G. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
This disclosure, if applicable, is included within each Fund’s Portfolio of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At November 30, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Received as Collateral	Net Amount
Interest Rate Swap Agreements	$ 1,065	$ —	$ 1,065	$ —	$ (1,065)	$ —

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Segregated as Collateral	Net Amount
Interest Rate Swap Agreements	$ (1,570,147)	$ —	$ (1,570,147)	$ —	$ 1,570,147	$ —
H. Dividends and Distributions to Shareholders
The Fund intends to pay holders of its Common Shares a recurring monthly distribution that reflects the distributable cash flow of the Fund. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per Common Share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2021, primarily as a result of differing book and tax treatments on the sale of the MLP investments, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $3,360,673, a decrease in accumulated net realized gain (loss) of $2,967,862 and an increase to paid-in-capital of $6,328,535. Accumulated distributable earning (loss) consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments, and unrealized appreciation (depreciation) on investments. Net assets were not affected by this reclassification.
The tax character of distributions paid during the fiscal years ended November 30, 2021 and 2020 is as follows:
Distributions paid from:	2021	2020
Ordinary income	$3,040,702	$8,085,491
Capital gains	—	—
Return of capital	9,623,058	9,239,233
As of November 30, 2021, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(26,506,843)
Net unrealized appreciation (depreciation)	25,704,632
Total accumulated earnings (losses)	(802,211)
Other	—
Paid-in capital	244,667,091
Total net assets	$243,864,880
I. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2021, the Fund had $26,506,843 non-expiring capital loss carryforwards for federal income tax purposes.
During the taxable year ended November 30, 2021, this Fund utilized non-expiring capital loss carryforwards of $8,535,557.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2021, the Fund did not incur any late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2018, 2019, 2020, and 2021 remain open to federal and state audit. As of November 30, 2021, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
J. Expenses
The Fund will pay all expenses directly related to its operations.
4. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
EIP serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.
First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
5. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the fiscal year ended November 30, 2021, were $232,473,300 and $211,931,227, respectively.
6. Derivative Transactions
The following table presents the types of derivatives held by the Fund at November 30, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Written Options	Equity Risk	—	$ —	Options written, at value	$ 472,852
Interest Rate Swap Agreements	Interest Rate Risk	Swap contracts, at value	1,065	Swap contracts, at value	1,570,147
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended November 30, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Equity Risk Exposure
Net realized gain (loss) on written options contracts	$2,640,340
Net change in unrealized appreciation (depreciation) on written options contracts	1,191,919
Interest Rate Risk Exposure
Net realized gain (loss) on swap contracts	$(851,345)
Net change in unrealized appreciation (depreciation) on swap contracts	1,454,795
During the fiscal year ended November 30, 2021, the premiums for written options opened were $4,767,903, and the premiums for written options closed, exercised and expired were $4,644,729.
The average notional value of interest rate swaps was $39,069,761 for the fiscal year ended November 30, 2021.
The Fund does not have the right to offset financial assets and liabilities related to option contracts on the Statement of Assets and Liabilities.
7. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia (“Scotia”). The credit agreement provides a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. The maximum commitment amount is $72,000,000. Prior to February 10, 2021, the maximum commitment amount was $66,000,000. At the option of the Fund the borrowing rate is either (i) the applicable LIBOR rate plus 85 basis points (prior to February 10, 2021, 95 basis points) or (ii) the greater of (a) the prime rate as in effect from time to time, (b) the federal funds effective rate plus 2% and (c) the overnight eurodollar rate plus 2%. Under the credit agreement, the Fund pays a commitment fee of 0.25% when the loan balance is less than 75% of the maximum commitment or 0.15% in all other events. As of November 30, 2021, the Fund had three LIBOR loans totaling $62,800,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy. The average amount outstanding for the fiscal year ended November 30, 2021 was $59,600,000, with a weighted average interest rate of 0.98%. The high and low annual interest rates for the fiscal year ended November 30, 2021, were 1.10% and 0.93%, respectively. The interest rate at November 30, 2021 was 0.94%. The interest and fees are included in “Interest and fees on loans” on the Statement of Operations. The credit agreement is scheduled to expire on February 9, 2022, but the fund can request an annual renewal to be granted in Scotia’s discretion.
8. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021
9. Industry Concentration Risk
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in securities of Energy Infrastructure Companies. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy Infrastructure Company issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Energy Infrastructure Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of First Trust Energy Infrastructure Fund (the “Fund”), including the portfolio of investments, as of November 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Chicago, Illinois
January 25, 2022
We have served as the auditor of one or more First Trust investment companies since 2001.

Additional Information
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Federal Tax Information
Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended November 30, 2021, 100% qualify for the corporate dividends received deduction available to corporate shareholders.
The Fund hereby designates as qualified dividend income 100% of the ordinary income distributions for the fiscal year ended November 30, 2021.
NYSE Certification Information
In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of April 28, 2021, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 26, 2021. At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of First Trust Energy Infrastructure Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2024. The number of votes cast in favor of Mr. Erickson was 8,966,889 and the number of votes withheld was 4,833,054. The number of votes cast in favor of Mr. Kadlec was 8,977,573 and the number of votes withheld was 4,822,370. James A. Bowen, Robert F. Keith, Denise M. Keefe and Niel B. Nielson are the other current and continuing Trustees.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust Energy Infrastructure Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Energy Income Partners, LLC (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2022 at a meeting held on June 6–7, 2021. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 26, 2021 and June 6–7, 2021, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
April 26, 2021, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 6–7, 2021 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 26, 2021 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, in addition to the written materials provided by the Sub-Advisor, at the June 6–7, 2021 meeting, the Board also received a presentation from representatives of the Sub-Advisor, who discussed the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the April 26, 2021 meeting, discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; and (ii) not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was below the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2020 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the Fund underperformed the blended benchmark index for the one-, three- and five-year periods ended December 31, 2020. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2020 and the Fund’s average trading discount for various periods and comparable information for a peer group.

Additional Information (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase during the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2020 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered the ownership interest of FTCP in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest. The Board noted that in addition to the advisory fees paid by the Fund, the Advisor is compensated for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered that the Sub-Advisor’s investment services expenses are primarily fixed in nature, and that the Sub-Advisor has made recent investments in personnel and infrastructure and anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Investment Objective, Policies, Risks and Effects of Leverage
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
Changes Occurring During the Prior Fiscal Year
The following information is a summary of certain changes during the most recent fiscal year ended November 30, 2021. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the Fund.
Investment Objective
The investment objective of the Fund is to seek a high level of total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund invests, taking into account the varying tax characteristics of such securities.
Principal Investment Policies
The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of publicly-traded master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, YieldCos, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, “Energy Infrastructure Companies”).
The Fund:
•	Invests, under normal market conditions, at least 80% of its Managed Assets (as defined below) in securities of Energy Infrastructure Companies.
•	Invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts and other equity interests in Energy Infrastructure Companies.
•	May directly invest up to 25% (or such higher amount as permitted by any future tax diversification rules) of its Managed Assets in equity securities of MLPs.
o	This limit does not apply to securities issued by MLP affiliates, such as I-Shares or general partner interests or other entities that may own interests of MLPs, unless such indirect interests are attributed to the Fund’s investment limitation under federal tax law.
•	May invest up to 15% of its Managed Assets in unregistered or otherwise restricted securities of Energy Infrastructure Companies.
o	For the purpose of this limitation, “restricted securities” refers to securities that have not been registered under the 1933 Act or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale.
•	Will not invest more than 15% of its Managed Assets in any single issuer.
•	Will not invest directly in commodities.
•	May write (or sell) covered call options on up to 35% of its Managed assets to generate additional income.
Unless otherwise stated, all investment restrictions above apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.
MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which is generally a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash distributions. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.
The covered call options the Fund may write (or sell) give the option holders the right, but not the obligation, to purchase a common stock at a specified price (the “strike price”) on one or more future dates (each, an “exercise date”). The Fund writes call options only

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
if they are “covered.” In the case of a call option on a common stock or other security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Advisor (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund’s custodian) upon conversion or exchange of other securities held by the Fund.
The Fund may utilize hedging techniques such as interest rate swaps, caps, floors or collars or credit transactions and credit default swaps (or any combination thereof) to mitigate potential interest rate risk on a portion of its leverage instruments. Such interest rate and credit hedges are principally used to protect the Fund against higher costs on the Fund’s leverage instruments resulting from increases in short-term interest rates. The Fund anticipates that the majority of the Fund’s interest rate hedges will be interest rate swap contracts with financial institutions. The Fund may also enter into currency exchange transactions to hedge the Fund’s exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers. The Fund’s currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a currency forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A currency forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set (or determined pursuant to parameters provided) at the time of the contract. Currency forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.
The Fund may, to a lesser extent, purchase and sell other derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed-income and interest rate indices and other financial instruments and purchase and sell financial futures contracts and options thereon. The Fund also may purchase derivative investments that combine features of these instruments.
“Managed Assets” means the average daily gross asset value of the Fund (which includes assets attributable to the Fund’s preferred shares of beneficial interest (“Preferred Shares”), if any, and the principal amount of any borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings of money incurred or of commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.
The Fund’s investment policies may be changed by the Board of Trustees of the Fund without a shareholder vote, provided that shareholders receive at least 60 days’ prior notice of any change.
Fundamental Investment Policies
The Fund, as a fundamental policy, may not:
(1)	Borrow money, except as permitted by the 1940 Act.
(2)	Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) set forth above.
(3)	Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
(4)	Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.
(5)	Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.
(6)	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities).
(7)	Concentrate (invest 25% or more of total assets) the Fund’s investments in any particular industry, except that the Fund will concentrate its assets in any of the group of industries constituting the energy infrastructure sector.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
Except as noted above, the foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares of beneficial interest of the Fund (“Common Shares”) and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act, a “majority of the outstanding voting securities” means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Covered Call Options Risk. As the writer (seller) of a call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the portfolio security covering the option above the sum of the premium and the strike price of the call option but retains the risk of loss should the price of the underlying security decline. The value of call options written by the Fund, which are priced daily, are determined by trading activity in the broad options market and will be affected by, among other factors, changes in the value of the underlying security in relation to the strike price, changes in dividend rates of the underlying security, changes in interest rates, changes in actual or perceived volatility of the stock market and the underlying security, and the time remaining until the expiration date. The value of call options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.
Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Energy Infrastructure Companies Risk. The Fund primarily invests in MLPs, MLP affiliates, YieldCos, pipeline companies, utilities, and other infrastructure-related companies that derive at least 50% of their revenues from operating, or providing services in support of, infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (“Energy Infrastructure Companies”). Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.
Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, counterparties to contracts defaulting or going bankrupt, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies.

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
Interest Rate Swaps Risk. If short-term interest rates are lower than the Fund’s fixed rate of payment on an interest rate swap, the swap will reduce common share net earnings. In addition, a default by the counterparty to a swap transaction could also negatively impact the performance of the common shares.
Investment Concentration Risks. The Fund’s investments are concentrated in Energy Infrastructure Companies (including investments in MLPs), which may present more risk than if the Fund were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the energy infrastructure sector, material declines in commodity prices, adverse political, legislative or regulatory developments or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy infrastructure sector. Certain risks inherent in investing in the business of the types of securities that the Fund may invest (such as interests in MLPs) include: commodity pricing risk, commodity supply and demand risk, lack of diversification of and reliance on customers and suppliers risk including risk of counterparty default, commodity depletion and exploration risk, energy infrastructure sector and energy utility industry regulatory risk, including risks associated with the prices and methodology of determining prices that energy companies may charge for their products and services, interest rate risk, risk of lack of acquisition or reinvestment opportunities, risk of lacking of funding, dependency on MLP affiliate risk, weather risk, catastrophe risk, terrorism and MLP market disruption risk, obsolescence risk and technology risk.
Companies that own interstate pipelines are subject to regulation by the Federal Energy Regulatory Commission (FERC) with respect to the tariff rates that they may charge customers and may change policies to no longer permit such companies to include certain costs in their costs of services. This may lower the tariff rates charged to customers which will in turn negatively affect performance.
Other factors which may reduce the amount of cash an MLP or other Energy Infrastructure Company has available to pay its debt and equity holders include increased operating costs, maintenance capital expenditures, acquisition costs, expansion or construction costs and borrowing costs (including increased borrowing costs as a result of additional collateral requirements as a result of ratings downgrades by credit agencies).
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Liquidity Risk. Certain securities in which the Fund may invest may trade less frequently, particularly those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The Fund may have difficulty selling these investments in a timely manner, be forced to sell them for less than it otherwise would have been able to realize, or both.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. For

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value.
MLP Risk. Investments in securities of MLPs involve certain risks different from or in addition to the risks of investing in common stocks. MLP common units can be affected by macro-economic factors and other factors unique to the partnership or company and the industry or industries in which the MLP operates. Certain MLP securities may trade in relatively low volumes due to their smaller capitalizations or other factors, which may cause them to have a high degree of price volatility and illiquidity. The structures of MLPs create certain risks, including, for example, risks related to the limited ability of investors to control an MLP and to vote on matters affecting the MLP, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, the risk that an MLP will generate insufficient cash flow to meet its current operating requirements, the risk that an MLP will issue additional securities or engage in other transactions that will have the effect of diluting the interests of existing investors, and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.
Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Potential Conflicts of Interest Risk. First Trust, EIP and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and EIP currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to EIP) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and EIP have a financial incentive to leverage the Fund.
Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.
Recent Market and Economic Developments. The number of energy-related MLPs has declined since 2014. The industry is witnessing the consolidation or simplification of corporate structures where the MLP sleeve of capital is being eliminated. As a result

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
of the foregoing, the Fund’s MLP investments could become less diverse and the Fund may increase its non-MLP investments consistent with its investment objective and policies.
Tax Risk. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. In the past, certain events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.
Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests.
Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Valuation Risk. Market prices generally will not be available for certain investments in MLPs, and the value of such investments will ordinarily be determined based on fair valuations determined pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Advisor than that required for securities for which there is an active trading market. In addition, the Fund relies on information provided by certain MLPs, which is usually not timely, to calculate taxable income allocable to the MLP units held in the Fund’s portfolio and to determine the tax character of distributions to common shareholders. From time to time the Fund will modify its estimates and/or assumptions as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.
Effects of Leverage
The aggregate principal amount of borrowings under the credit agreement (the “Credit Agreement”) with The Bank of Nova Scotia represented approximately 20.48% of Managed Assets as of November 30, 2021. Asset coverage with respect to the Borrowings under the Credit Agreement was 488.32% and the Fund had $9,200,000 of unutilized funds available for borrowing under the Credit Agreement as of that date. As of November 30, 2021, the maximum commitment amount was $72,000,000. As of November 30, 2021, the approximate average annual interest and fee rate was 0.94%.
Assuming that the Fund’s leverage costs remain as described above (at an assumed average annual cost of 0.94%), the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover its leverage costs would be 0.19%.
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.
The table further assumes leverage representing 20.48% of the Fund’s Managed Assets, net of expenses, and an annual leverage interest and fee rate of 0.94%.
Assumed Portfolio Total Return (Net of Expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	-12.82%	-6.53%	-0.24%	6.05%	12.33%
Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer

Investment Objective, Policies, Risks and Effects of Leverage (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the distributions it receives on its investments are entirely offset by losses in the value of those securities.

Board of Trustees and Officers
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
The following tables identify the Trustees and Officers of the Fund. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite 400, Wheaton, IL 60187.
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson, Trustee (1951)	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016)	216	None
Thomas R. Kadlec, Trustee (1957)	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	216	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Denise M. Keefe, Trustee (1964)	• Three Year Term • Since 2021	Executive Vice President, Advocate Aurora Health and President, Advocate Aurora Continuing Health Division (Integrated Healthcare System)	216	Director and Board Chair of Advocate Home Health Services, Advocate Home Care Products and Advocate Hospice; Director and Board Chair of Aurora At Home (since 2018); Director of Advocate Physician Partners Accountable Care Organization; Director and Board Chair of RML Long Term Acute Care Hospitals; and Director of Senior Helpers (since 2021)
Robert F. Keith, Trustee (1956)	• Three Year Term • Since Fund Inception	President, Hibs Enterprises (Financial and Management Consulting)	216	Director of Trust Company of Illinois
Niel B. Nielson, Trustee (1954)	• Three Year Term • Since Fund Inception	Senior Advisor (August 2018 to Present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services)	216	None
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.

Board of Trustees and Officers (Continued)
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
Name, Year of Birth and Position with the Fund	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE
James A. Bowen(2), Trustee and Chairman of the Board (1955)	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	216	None

Name and Year of Birth	Position and Offices with Fund	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)
James M. Dykas (1966)	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to Present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
Donald P. Swade (1972)	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
W. Scott Jardine (1960)	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist (1970)	Vice President	• Indefinite Term • Since Fund Inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher (1966)	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Currently, James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2022 annual meeting of shareholders. Denise M. Keefe and Robert F. Keith, as Class I Trustees, are serving as trustees until the Fund’s 2023 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2024 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.
(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy
First Trust Energy Infrastructure Fund (FIF)
November 30, 2021 (Unaudited)
Privacy Policy
First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.
Sources of Information
We collect nonpublic personal information about you from the following sources:
•	Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;
•	Information about your transactions with us, our affiliates or others;
•	Information we receive from your inquiries by mail, e-mail or telephone; and
•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.
Information Collected
The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.
Disclosure of Information
We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:
•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.
•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).
In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.
Use of Website Analytics
We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.
Confidentiality and Security
With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.
Policy Updates and Inquiries
As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).
March 2021

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees (Registrant) — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $44,000 for the fiscal year ended November 30, 2020 and $44,000 for the fiscal year ended November 30, 2021.

(b) Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

Audit-Related Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

(c) Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $6,474 for the fiscal year ended November 30, 2020 and $6,390 for the fiscal year ended November 30, 2021. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services

Tax Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

(d) All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

All Other Fees (Investment Advisor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to the de minimis exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended November 30, 2020 were $6,390 for the registrant and $23,200 for the registrant’s investment advisor, and for the fiscal year ended November 30, 2021 were $6,474 for the registrant and $16,500 for the registrant’s investment advisor.
(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an advisor’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises voting discretion in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

• ensuring that proxies are voted in the best interest of clients;

• addressing material conflicts that may arise between EIP’s interests and those of its clients in the voting of proxies;

• disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client’s securities;

• describing to clients EIP’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of Institutional Shareholder Services Inc.

With the aim of ensuring that proxies are voted in the best interests of EIP clients, EIP has engaged Institutional Shareholder Services Inc. (“ISS”) as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP, after reviewing ISS’s own Proxy Voting Guidelines, has concluded that ISS’s Proxy Voting Guidelines are reasonably designed to vote proxies in the best interests of EIP’s clients, and has therefore directed ISS to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

To the extent that an issuer files additional proxy information sufficiently in advance of the submission deadline for votes, EIP shall consider such information prior to exercising its voting authority. EIP notes that it shall not override the votes that are prepopulated by ISS in accordance with its policies unless there is information in the additional proxy information that in the opinion of EIP that would require a change in vote and such ISS recommendation is not in the best interest of the client.

Notwithstanding anything herein to the contrary, from time-to-time EIP may determine that voting in contravention to a recommendation made by ISS may be in the best interest of EIP’s clients. When EIP chooses to override an ISS voting recommendation, EIP will document the occurrence, including the reason(s) that it chose to do so. Documentation of any override of an ISS voting recommendation shall be reviewed at the next scheduled Brokerage Committee meeting.

In certain circumstances, voting situations may arise in which the optimal voting decision may not be easily captured by a rigid set of voting guidelines. This is particularly the case for significant corporate events, including, but not necessarily limited to, mergers and acquisitions, dissolutions, conversions, and consolidations. While each such transaction is unique in its terms, conditions, and potential economic outcome, EIP will conduct such additional analysis as it deems necessary to form the voting decision that it believes is in the best interests of its clients. All records relating to such analyses will be maintained and reviewed periodically by the Chief Compliance Officer (“CCO”) or her designee.

On an annual basis, EIP’s Brokerage Committee shall be responsible for approving the ongoing use of ISS as a proxy voting service provider. Such approval shall be based upon, among other things, a review of (1) ISS’s Proxy Voting Guidelines, including any changes thereto; (2) the results of internal testing regarding ISS’s adherence to its proxy voting guidelines; (3) periodic due diligence over ISS as described further below; and (4) any potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that were identified and documented throughout the preceding twelve-month period.

Conflicts of Interest in Proxy Voting

There may be instances where EIP’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by ISS, an independent third-party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with ISS’s own pre-existing proxy voting guidelines, subject to EIP’s right to override an ISS voting recommendation. Under no circumstances will EIP override an ISS recommendation in any instance in which EIP identifies a potential conflict of interest.

Disclosure on How Proxies Were Voted

EIP will disclose to clients in Part 2A of its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures. Finally, EIP will disclose in its ADV Part 2A, (1) the extent to which automated voting is used and (2) the how these policies and procedures address the use of automated voting in the cases where it becomes aware before the submission deadline for proxies to be voted at the shareholder meeting that an issuer intends to file or has filed additional soliciting materials with the SEC regarding the matter to be voted on.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP’s books and records.

Proxy Materials

EIP personnel will instruct custodians to forward to ISS all proxy materials received on securities held in EIP client accounts.

Limitations

In certain circumstances, where EIP has determined that it is consistent with the client’s best interest, EIP will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

• Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.

• Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client’s account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

• Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The CCO will follow the following procedures with respect to the oversight of ISS in making recommendation with respect to and voting client proxies:

• Periodically, but no less frequently than semi-annually, sample proxy votes to review whether they complied with EIP’s proxy voting policies and procedures, including a review of those items that relate to certain proposals that may require more analysis (e.g., non-routine matters).

• Collect information, no less frequently than annually, reasonably sufficient to support the conclusion that ISS has the capacity and competency to adequately analyze proxy issues. In this regard, the CCO shall consider, among other things:

• the adequacy and quality of ISS’s staffing and personnel;

• the robustness of its policies and procedures regarding its ability to (i) ensure that its proxy voting recommendations are based on current and accurate information and (ii) identify, disclose and address any conflicts of interest;

• ISS’s engagement with issuers, including ISS’s process for ensuring that it has complete and accurate information about each issuer and each particular matter, and ISS’s process, if any, for EIP to access the issuer’s views about ISS’s voting recommendations in a timely and efficient manner;

• ISS’s efforts to correct any identified material deficiencies in its analysis;

• ISS’s disclosure to EIP regarding the sources of information and methodologies used in formulating voting recommendations or executing voting instructions;

• ISS’s consideration of factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; and

• any other considerations that the CCO believes would be appropriate in considering the nature and quality of the services provided by ISS.

For purposes of these procedures, the CCO may rely upon information posted by ISS on its website, provided that ISS represents that the information is complete and current.

If a circumstance occurs in which EIP becomes aware of potential factual errors, potential incompleteness, or potential methodological weaknesses in ISS’s analysis that may materially affect the voting recommendation provided by ISS, EIP shall investigate the issue in a timely manner and shall request additional information from ISS as is necessary to identify and resolve the identified discrepancy. EIP shall document the results of each such investigation and present the results to the Brokerage Committee at its next scheduled meeting.

Recordkeeping on Proxies

It is the responsibility of EIP’s CCO to ensure that the following proxy voting records are maintained:

• a copy of EIP’s proxy voting policies and procedures;

• a copy of all proxy statements received on securities in client accounts (EIP may rely on ISS or the SEC’s EDGAR system to satisfy this requirement);

• a record of each vote cast on behalf of a client (EIP relies on ISS to satisfy this requirement);

• a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

• a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of EIP’s proxy voting policies and procedures, and

• a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisors Act.

For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

The ISS Guidelines referenced in the policy outlined above are attached herewith.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Information provided as of February 7, 2022.

Energy Income Partners, LLC

Energy Income Partners, LLC (“EIP”), located in Westport, CT, was founded in 2003 to provide professional asset management services in publicly traded energy-related infrastructure companies with above average dividend payout ratios operating pipelines and related storage and handling facilities, electric power transmission and distribution as well as long contracted or regulated power generation from renewables and other sources. The corporate structure of the portfolio companies include C-corporations, partnerships and energy infrastructure real estate investment trusts. EIP mainly focuses on investments in assets that receive steady fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $4.5 billion of assets as of November 30, 2021. EIP advises two privately offered partnerships for U.S. high net worth individuals and an open-end mutual fund. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the Fund, two actively managed exchange-traded funds, a sleeve of an actively managed exchange-traded fund and a sleeve of a series of variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

James J. Murchie, Co-Portfolio Manager

James J. Murchie is the Co-Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. (“Pequot Capital”) in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC (“Lawhill Capital”), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Co-Founder, co-portfolio manager and a Principal of Energy Income Partners. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP’s affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron’s internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

John K. Tysseland, Co-Portfolio Manager

John Tysseland is a Principal and co-portfolio manager. From 2005 to 2014, he worked at Citi Research most currently serving as a Managing Director where he covered midstream energy companies and MLPs. From 1998 to 2005, he worked at Raymond James & Associates as a Vice President who covered the oilfield service industry and established the firm’s initial coverage of MLPs in 2001. Prior to that, he was an Equity Trader at Momentum Securities from 1997 to 1998 and an Assistant Executive Director at Sumar Enterprises from 1996 to 1997. He graduated from The University of Texas at Austin in 1996 with a BA in economics.

(a)(2)	Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

Information provided as of November 30, 2021.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance

1. James Murchie	Registered Investment Companies:	8	$3,231,000,000	0	$0
	Other Pooled Investment Vehicles:	2	$153,000,000	2	$153,000,000
	Other Accounts:	157	$761,100,000	0	$0

2.Eva Pao	Registered Investment Companies:	8	$3,231,000,000	0	$0
	Other Pooled Investment Vehicles:	2	$153,000,000	2	$117,000,000
	Other Accounts:	157	$761,100,000	0	$0

3. John Tysseland	Registered Investment Companies:	8	$3,231,000,000	0	$0
	Other Pooled Investment Vehicles:	2	$153,000,000	2	$117,000,000
	Other Accounts:	157	$761,100,000	0	$0

*Examples for Types of Accounts:

Other Registered Investment Companies: Any investment vehicle which is registered with the SEC, such as mutual funds of registered hedge funds.

Other Pooled Investment Vehicles: Any unregistered account for which investor assets are pooled together, such as an unregistered hedge fund.

Other Accounts: Any accounts managed not covered by the other two categories, such as privately managed accounts.

Portfolio Manager Potential Conflicts of Interests

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Besides the Fund, Energy Income Partners, LLC (“EIP”) portfolio managers serves as portfolio managers to separately managed accounts and provides its model portfolio to unified managed accounts and serve as portfolio managers to three closed-end management investment companies other than the Fund, two actively managed exchange-traded funds (ETFs), a sleeve of an ETF, and a sleeve of a series of a variable insurance trust.

The portfolio managers also serve as portfolio managers for two private investment funds (the “Private Funds”), both of which have a performance fee and an open end registered mutual fund.

EIP has written policies and procedures regarding order aggregation and allocation that seek to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when EIP believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP’s ability to implement this may be limited by an account’s custodian, directed brokerage arrangements or other constraints limiting EIP’s use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a reason for the different allocation. Reasons for deviation may include (but are not limited to): a client’s investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when an allocation would result in a de minimis allocation to one or more clients.

Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees (“EIP Funds”) have a financial interest including proprietary accounts, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds

(a)(3) Compensation Structure of Portfolio Managers or Management Team Members

Portfolio Manager Compensation

Information provided as of November 30, 2021.

The Fund’s portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relation to their ownership of EIP. The profits of EIP are influenced by the assets under management and the performance of the Funds (i.e. all Funds and accounts managed or sub-advised by EIP). Therefore, their success is based on the growth and success for all the funds, not just the funds that charge an incentive fee. The Fund’s portfolio managers understand that you cannot have asset growth without the trust and confidence of investors, therefore, they do not engage in taking undue risk to generate performance.

The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through a competitive compensation package.

(a)(4)	Disclosure of Securities Ownership

Information provided as of November 30, 2021.

Name	Dollar Range of Fund Shares Beneficially Owned
James Murchie	$500,001-$1,000,000
John Tysseland	$50,001-$100,000
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/2020– 12/31/2020)	170,136	10.77	369,061	508,451
Month #2 (01/01/2021– 01/31/2021)	115,743	11.01	484,804	392,708
Month #3 (02/01/2021– 02/28/2021)	70,338	11.43	555,142	322,370
Month #4 (03/01/2021– 03/31/2021)	131,771	11.68	686,913	773,421
Month #5 (04/01/2021– 04/30/2021)	71,773	12.53	758,686	701,648
Month #6 (05/01/2021– 05/31/2021)	41,233	12.91	799,919	660,415
Month #7 (06/01/2021– 06/30/2021)	0	0	799,919	660,415
Month #8 (07/01/2021– 07/31/2021)	0	0	799,919	660,415
Month #9 (08/01/2021– 08/31/2021)	29,489	13.07	829,408	630,926
Month #10 (09/01/2021– 09/30/2021)	20,581	13.29	849,989	610,345
Month #11 (10/01/2021– 10/31/2021)	0	0	849,989	610,345
Month #12 (11/01/2021– 11/30/2021)	35,909	13.58	885,898	574,436
Total	686,973	$11.69	885,898	574,436

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Energy Infrastructure Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	February 7, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	February 7, 2022

* Print the name and title of each signing officer under his or her signature.